EXHIBIT 23.1
                                                                    ------------

                                                                 [LOGO]
                                                                 ARTHUR ANDERSEN

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated January 26, 2000 included in ON Technology Corporation's Form 10-K for the year ended December 31, 1999 and to all references to our firm included in this registration statement.

/s/ Arthur Andersen LLP
-----------------------------

Boston, Massachusetts
January 8, 2001